Related Party (Tables)	6 Months Ended
Mar. 31, 2024
Disclosure of transactions between related parties [line items]
Related Party Transactions	Key management compensation is comprised of the following:

	Three months ended March 31,		Six months ended March 31,
(In thousands of Euros)	2024	2023	2024	2023
Short-term employee benefits	4,201	3,249	8,138	7,628
Long-term employee benefits	—	60	—	122
Post-employment benefits	192	195	470	384
Termination benefits	—	1,953	—	1,953
Share-based compensation expenses	—	2,736	2,952	2,736
Total	4,393	8,192	11,560	12,823

The Company paid personal income taxes of €6.8 million in December 2023 for the fully vested MIP program on behalf of key management personnel. As of March 31, 2024, the Company has a receivable of this amount recorded in non-current 'Other Assets', because the key management personnel will subsequently reimburse the Company.